    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             COR THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                           DELAWARE                                                      94-3060271
                   (STATE OF INCORPORATION)                                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
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                             256 EAST GRAND AVENUE
                         SOUTH SAN FRANCISCO, CA 94080
                                 (650) 244-6800
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                          VAUGHN M. KAILIAN, PRESIDENT
                             COR THERAPEUTICS, INC.
                             256 EAST GRAND AVENUE
                         SOUTH SAN FRANCISCO, CA 94080
                                 (650) 244-6800
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

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
                    COPIES TO:                                         COPIES TO:
               ROBERT L. JONES, ESQ.                              ALAN K. AUSTIN, ESQ.
                COOLEY GODWARD LLP                              ELIZABETH R. FLINT, ESQ.
               FIVE PALO ALTO SQUARE                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                PALO ALTO, CA 94306                                650 PAGE MILL ROAD
                  (650) 843-5000                                   PALO ALTO, CA 94304
                                                                      (650)493-9300
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        Approximate date of commencement of proposed sale to the public:
   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-35103

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
       TITLE OF SHARES          AMOUNT TO BE     MAXIMUM OFFERING   MAXIMUM AGGREGATE      AMOUNT OF
      TO BE REGISTERED          REGISTERED(1)     PRICE PER SHARE    OFFERING PRICE    REGISTRATION FEE
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--------------------------------------------------------------------------------

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
Common Stock, par value
  $.0001 per share...........   460,000 shares        $19.00           $8,740,000           $2,649
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================================================================================

(1) Includes 60,000 shares of Common Stock issuable upon the exercise of the Underwriters' over-allotment option.

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

                                EXPLANATORY NOTE

     This registration is being filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and General Instruction IV of Form S-3. Incorporated by reference herein is, in its entirety, the contents of the Registration Statement on Form S-3 (File No. 333-35103) of COR Therapeutics, Inc. which was declared effective by the Securities and Exchange Commission on October 6, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, County of San Mateo, State of California, on the 6th day of October, 1997.

                                          COR THERAPEUTICS, INC.

                                          By     /s/ R. LEE DOUGLAS, JR.

                                            ------------------------------------
                                                    R. Lee Douglas, Jr.
                                                 Vice President, Corporate
                                                  Development and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

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
                SIGNATURES                                TITLE                      DATE
------------------------------------------  ---------------------------------  ----------------
                    *                       President, Chief Executive          October 6, 1997
------------------------------------------  Officer and Director (Principal
            Vaughn M. Kailian               Executive Officer)

                    *                       Vice President, Finance and Chief   October 6, 1997
------------------------------------------  Financial Officer (Principal
              Laura A. Brege                Financial Officer)

            /s/ PETER S. RODDY              Director, Finance and Controller    October 6, 1997
------------------------------------------  (Principal Accounting Officer)
              Peter S. Roddy

                    *                       Director                            October 6, 1997
------------------------------------------
      Shaun R. Coughlin, M.D., Ph.D.
                    *                       Director                            October 6, 1997
------------------------------------------
         James T. Doluisio, Ph.D.

                    *                       Director                            October 6, 1997
------------------------------------------
             Jerry T. Jackson

                    *                       Director                            October 6, 1997
------------------------------------------
           Ernest Mario, Ph.D.

                    *                       Director                            October 6, 1997
------------------------------------------
             Robert R. Momsen

                    *                       Director                            October 6, 1997
------------------------------------------
   Lloyd Hollingsworth Smith, Jr., M.D.

                    *                       Director                            October 6, 1997
------------------------------------------
         William H. Younger, Jr.

       *By: /s/ R. LEE DOUGLAS, JR.
------------------------------------------
           R. Lee Douglas, Jr.
             Attorney-In-Fact
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

                                 EXHIBIT INDEX

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
EXHIBIT                                                                         SEQUENTIALLY
NUMBER                           DESCRIPTION OF DOCUMENT                        NUMBERED PAGE
------     -------------------------------------------------------------------  -------------
  5.1      Opinion of Cooley Godward LLP......................................
 23.1      Consent of Ernst & Young LLP, Independent Auditors.................
 23.2      Consent of Cooley Godward LLP (Exhibit 5.1)........................
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